As filed with the U.S. Securities and Exchange Commission on April 11, 2025
Registration Nos. 333-200241
811-21851

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
Registration Statement Under the Securities Act of 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 18	☒
Registration Statement Under the Investment Company Act of 1940	☐
Amendment No. 31	☒

Brighthouse Variable Life Account A
(Exact Name of Registrant)
Brighthouse Life Insurance Company
(Name of Depositor)
11225 North Community House Road
Charlotte NC 28277
(Address of depositor’s principal executive offices)
(980) 365-7100
(Depositor’s Telephone Number, including Area Code)
Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(800) 448-5350
(Name and Address of Agent for Service)
Copy to:
W. Thomas Conner
Carlton Fields
1025 Thomas Jefferson St., N.W.
Suite 400 West
Washington, DC 20007-5208

Approximate Date of Proposed Public Offering: On April 28, 2025 or as soon as practicable.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on April 28, 2025 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Brighthouse Life Insurance Company
Brighthouse Variable Life Account A
Equity Advantage VUL
Supplement dated April 28, 2025 to the
Prospectus dated April 28, 2025
This supplement revises certain information in the April 28, 2025 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by Brighthouse Life Insurance Company. You should read and retain this supplement.
We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.

EQUITY ADVANTAGE VUL
Flexible Premium
Variable Life Insurance Policies
Issued by
Brighthouse Variable Life Account A of
Brighthouse Life Insurance Company
This prospectus describes individual flexible premium variable life insurance policies (the “Policies”) issued by Brighthouse Life Insurance Company (“BLIC”). The Policies are no longer offered for sale.
You allocate Net Premiums among the Investment Divisions of Brighthouse Variable Life Account A (the “Separate Account”). Each Investment Division of the Separate Account invests in shares of an underlying Portfolio.
You may also allocate Net Premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.
We do not guarantee how any of the Investment Divisions or Portfolios will perform. The Policies and the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your Cash Value to the Separate Account.
The Securities and Exchange Commission has not approved or disapproved of these Policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
APRIL 28, 2025

Glossary
Age. The age of an insured refers to the insured’s age at his or her nearest birthday.
Attained Age. The insured’s issue age plus the number of completed Policy years.
Base Policy. The Policy without riders.
Cash Surrender Value. The amount you receive if you surrender the Policy. It is equal to the Policy’s Cash Value reduced by any surrender charge that would apply on surrender and by any outstanding Policy loan and accrued interest.
Cash Value. A Policy’s Cash Value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.
Fixed Account. The Fixed Account is a part of our general account to which you may allocate Net Premiums. It provides guarantees of principal and interest.
Investment Division. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.
Investment Start Date. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.
Issue Age. The age of the insured as of his or her birthday nearest to the Policy Date.
Loan Account. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.
Monthly Deduction.  The amount deducted from the Policy’s Cash Value on the first day of each Policy month, consisting of a Policy charge, a coverage expense charge, a mortality and expense risk charge, a cost of insurance charge and charges for any optional rider benefits.
Net Cash Value. The Policy’s Cash Value less any outstanding loans and accrued loan interest.
Net Premium. The Net Premium is equal to the premium payment minus the sales charge, the premium tax charge, and the federal tax charge.
Planned Premium. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.
Policy Date. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment. The Policy Date is used to measure Policy years, Policy months, and Policy anniversaries.
Portfolios. The mutual fund portfolios available under your Policy.
Premiums. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.
Separate Account. Brighthouse Variable Life Account A, a separate account established by BLIC to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.
Target Premium.  We use the Target Premium to determine the amount of mortality and expense risk charge imposed on the Separate Account and the amount of sales charge imposed on premium payments. The Target Premium varies by issue age, sex (except for unisex Policies), smoking status and any flat extras and substandard rating of the insured, and the Policy’s base face amount, with additional amounts for most riders.

IMPORTANT INFORMATION YOU SHOULD CONSIDER about the policy
	Fees and Expenses			Location in Prospectus
Charges for Early Withdrawals
If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a surrender charge from the Cash Value.
The maximum surrender charge will not be greater than 3.825% of the
Base Policy’s face amount. For example, if your Policy had a Base Policy face amount of $100,000 and you surrendered the Policy in Policy year 1, you could pay a surrender charge of up to $3,825.00.
Charges – Surrender Charge Fee Tables
Transaction Charges
In addition to surrender charges, you also may be charged for other transactions. These charges include a sales charge and/or state and federal premium tax with respect to Premium payments; an
administrative charge for partial withdrawals; a transfer charge on your transfer of Cash Value among the Investment Divisions and to and from the Fixed Account; and an Illustration of Benefits Charge upon provision to you of each illustration in excess of one per year.
Charges – Sales Charge; Premium Tax Charge; Transfer Charge; Illustrations of Benefits Charge; Partial Withdrawal Charge Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including a cost of insurance charge; a Policy charge; a mortality and expense risk charge; a coverage expense charge; loan interest spread; and charges for various riders offered along with the Policy. Certain of those ongoing charges vary in amount depending on the insured’s age, risk class, and
(except for unisex Policies) sex. You should view the Policy specifications page of your Policy for the specific charges applicable to your Policy.

You will also bear expenses associated with the Portfolios under the
Policy, as shown in the following table:

Charges – Policy
Charge; Coverage
Expenses Charge;
Monthly Charges
for the Cost of
Insurance;
Mortality and
Expense Risk
Charge; Loan
Interest Spread;
Optional Benefit
Charges; Portfolio
Expenses

Fee Tables

	Annual Fee	Minimum	Maximum
	Investment options ( Portfolio fees and expenses)	0.28%	1.06%
RISKS
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you make a premature withdrawal of cash from your Policy, you may incur various costs (e.g., a surrender charge) and also possible Federal income tax.
Principal Risks of Investing in the Policy Charges

RISKS
Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Portfolios). Each investment option, including the Fixed Account, will have its own unique risks, and you should review these investment options before making an investment decision.
The Company, The Separate Account and The Portfolios- the Portfolios
Insurance Company Risks
An investment in the Policy is subject to the risks related to BLIC, including that any obligations (including obligations related to amounts invested in the Fixed Account), guarantees, or benefits are subject to
BLIC’s claims-paying ability. More information about BLIC, including its financial strength ratings, is available upon request by calling (888)
243-1968.
The Company, The Separate Account and The Portfolios- the Company; the Separate Account
Contract Lapse
In general, in any month that your Policy’s Cash Surrender Value is not large enough to cover the Monthly Deduction(i.e., the amount we deduct on the first day of each Policy month for charges such as the Policy charge), your Policy will be in default, and may lapse. Your Policy’s Cash
Surrender Value can be impacted by poor investment performance of the
Portfolios you select. Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy’s Cash Value less the surrender charge. Additionally, insufficient Premium payments, withdrawals and policy charges (including increases in those charges) could cause the
Policy to lapse and you will no longer have insurance coverage. If your
Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not reached Attained Age121.
In North Carolina and Missouri, you may reinstate your Policy within five years after the date of lapse. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. Death benefits will not be paid if the Policy has lapsed.
Lapse and Reinstatement
Restrictions
Investments
Availability of Portfolios. We reserve the right to close or substitute a
Portfolio or limit its availability to subsequent Premium payments and/or transfers of Cash Value.
Transfers. We may limit the number of transfers among the Investment
Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.
The Company, The Separate Account and The Portfolios Charges - Transfer Charge
Optional Benefits
Various optional benefits may be available in the form of a rider to your
Policy. Not all of these riders may be available to you. In general, supplemental insurance benefits may be (i) available only to insureds within certain age ranges and/or who meet certain criteria (e.g., terminal illness) (ii) subject to minimum and/or maximum specified amounts, and
(iii) subject to certain termination conditions. We may stop offering an optional benefit at any time.
Other Benefits Available Under the Policy
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Policy. Please note that there is no additional tax benefit to you if the
Policy is purchased through a tax-qualified plan. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.
Tax Considerations

Conflict of Interest
Investment Professional Compensation
All firms selling the Policy receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. A selling firm, or a sales representative of a selling firm, may receive different compensation for selling one product over another and may have a financial incentive to offer or recommend the Policy over another investment. Apart from the payment of commissions, selling firms may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees.
Distribution of the Policies
Exchanges
In general, sales representatives may have a financial incentive to offer you a new insurance policy in place of the policy you already own. You should exchange your Policy only if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing Policy.
Distribution of the Policies
OVERVIEW OF THE POLICY
Purpose of the Policy
The primary purpose of the Policy is to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
The Policy also gives you the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your Cash Value among Investment Divisions of the Separate Account and/or the Fixed Account.
The Policies are designed to be held over a long term, are not offered primarily as an investment, and should not be used as a short-term savings vehicle. Various negative consequences can occur if you fail to hold the Policy long-term. For example, if you surrender your Policy in the first Policy year, the surrender charge is likely to exceed the Cash Value of your Policy and you would receive no proceeds upon surrender.
Premiums under the Policy
You choose the amount and frequency of premium payments, generally. You select a Planned Premium schedule, which consists of a first-year Premium amount and an amount for subsequent premium payments. You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. You may skip Planned Premium payments or make different or additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent. In addition, you may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.
You can allocate your premiums and Cash Value among your choice of the Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or “Portfolio.” You may also allocate premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.
Payment of insufficient premiums may result in a lapse of the Policy.
Additional information about each Portfolio is provided in Appendix B to this prospectus.

Policy Features
Death Proceeds. The Policy is designed to provide life insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured’s death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.
Death Benefit Options. You may choose among three death benefit options:
—
a level death benefit that equals the Policy’s face amount,
—
a variable death benefit that equals the Policy’s face amount plus the Policy’s Cash Value, and
—
a combination variable and level death benefit that equals the Policy’s face amount plus the Policy’s Cash Value until the insured attains age 65 and equals the Policy’s face amount thereafter.
The death benefit under any option could be increased to satisfy Federal tax law requirements if the Cash Value reaches certain levels. After the first Policy year, you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.
Investment Options. You can allocate premiums and Cash Value among your choice of Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio. The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. As indicated, you may also allocate premiums and Cash Value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums and Cash Value at any time.
Partial Withdrawals. You may withdraw Cash Surrender Value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 (less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy’s Cash Surrender Value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.
Transfers and Automated Investment Strategies. You may transfer your Policy’s Cash Value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. We offer five automated investment strategies that allow you to periodically transfer or reallocate your Cash Value among the Investment Divisions and the Fixed Account.
Loans. You may borrow from the Cash Value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy’s Cash Value net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next Policy anniversary, less any existing Policy loans. With respect to the amount loaned, we charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.
Surrenders. You may surrender the Policy for its Cash Surrender Value at any time. Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A surrender may have tax consequences.
Tax Benefits. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in Cash Value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

Conversion Right. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.
Supplemental Benefits and Riders. We offer a variety of riders that provide supplemental benefits under the Policy.
Riders available under this Policy are:
•
Guaranteed Survivor Income Benefit Rider (at an additional charge)
•
Children’s Term Insurance Rider (at an additional charge)
•
Waiver of Monthly Deduction Rider (at an additional charge)
•
Waiver of Specified Premium Rider (at an additional charge)
•
Acceleration of Death Benefit Rider (at an additional charge, which we are not currently charging)
•
Accidental Death Benefit Rider (at an additional charge)
•
Options to Purchase Additional Insurance Coverage Rider (at an additional charge)
•
Overloan Protection Rider (at an additional charge)
•
Guaranteed Minimum Death Benefit Rider
In addition, we offer the following automated investment strategies at no additional charge:
•
Equity Generator
•
Allocator
•
Enhanced Dollar Cost Averager
•
Rebalancer
•
Index Selector
Charges for the riders generally are deducted monthly, although for certain riders the charge is deducted according to a different schedule. Your financial representative can help you determine whether any of these riders is suitable for you.
Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.
Fee Tables
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums	On payment of premium	2.25% of each premium[1]

Charge	When Charge is Deducted	Amount Deducted
Premium Tax Imposed on Premiums	On payment of premium	2.0% in all Policy years
Federal Tax Imposed on Premiums	On payment of premium	1.25% in all Policy years
Surrender Charge[2,3]
On surrender, lapse, or face amount
reduction in the first ten Policy years (11
in Florida) (and, with respect to a face
amount increase, in the first ten Policy
years (11 in Florida) after the increase)

Maximum		In Policy year 1, $38.25 per $1,000 of Base Policy face amount
Minimum		In Policy year 1, $3.75 per $1,000 of Base Policy Face amount
Charge for a Representative Insured (The Representative Insured is a male, age 35, in the preferred nonsmoker risk class under a Policy with a base Policy face amount of $400,000)		In Policy year 1, $14.00 per $1,000 of Base Policy face amount
Transfer Charge	On transfer of Cash Value among the Investment Divisions and to and from the Fixed Account	$25 for each transfer (Not currently charged)
Partial Withdrawal Charge	On partial withdrawal of Cash Value	$25 for each partial withdrawal (Not currently charged)
Illustration of Benefits Charge	On provision of each illustration in excess of one per year	$25 per illustration (Not currently charged)
Acceleration of Death Benefit Rider	At time of benefit payment	One-time fee of $150 (Not currently charged)
Overloan Protection Rider	At time of exercise	One-time fee of 3.5% of Policy Cash Value
1
The current charge is 2.25% of premiums paid up to the Target Premium per Policy year. The Target Premium varies based on individual characteristics, including the insured’s issue age, risk class and (except for unisex Policies) sex.
2
The surrender charge varies based on individual characteristics, including the insured’s issue age, risk class, sex (except for unisex Policies), smoker status, and the Policy’s face amount. The surrender charge may not be representative of the charge that a particular Policy Owner would pay. The amount deducted will vary within the minimum/maximum range shown based on the individual characteristics of the insured. The same holds true with respect to the table below titled “Periodic Charges other than Portfolio Operating Expenses.” The Minimum charge shown is based on the most favorable risk class and the Maximum charge shown is based on the least favorable risk class. You can obtain more information about the surrender charge that would apply for a particular insured by contacting your financial representative.
3
No surrender charge will apply on up to 10% of Cash Surrender Value withdrawn each year. The surrender charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year (11th in Florida). The surrender charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio Company fees and expenses.
Periodic Charges other than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges
Cost of Insurance[1]	Monthly
Maximum		$83.33 per $1,000 of net amount at risk[2]
Minimum		$.01 per $1,000 of net amount at risk[2]

Charge in the first Policy
year for a Representative
Insured
(The Representative
Insured is a male, age 35,
in the preferred
nonsmoker risk class,
under a Policy with a Base
Policy face amount of
$400,000)
$.09 per $1,000 of net amount at risk[2]
Policy Charge[3]	Monthly
Policy face amount less than $50,000		$12
Policy face amount between $50,000 and $249,999		$15
Mortality and Expense Risk Charge	Monthly	.80% (annual rate imposed on Cash Value in the Separate Account)[4]

Charge	When Charge is Deducted	Amount Deducted
Coverage Expense Charge[5,6]	Monthly
Maximum		$2.30 per $1,000 of base Policy face amount
Minimum		$.04 per $1,000 of base Policy face amount
Charge for a Representative Insured (The Representative Insured is a male age 35, in the preferred nonsmoker risk class, under a Policy with Base Policy face amount of $400,000)		$.16 per $1,000 of base Policy face amount
Loan Interest Spread[7]	Annually (or on loan termination, if earlier)	1.00% of loan collateral
Charges for Optional Benefits (Riders)
Guaranteed Survivor Income Benefit Rider[8]	Monthly
Maximum		$83.33 per $1,000 of Eligible Death Benefit
Minimum		$.01 per $1,000 of Eligible Death Benefit
Charge for a Representative Insured (The Representative insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with an Eligible Death Benefit of $400.000)		$.02 per $1,000 of Eligible Death Benefit
Children’s Term Insurance Rider	Monthly	$.40 per $1,000 of rider face amount

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deduction Rider[9]	Monthly
Maximum		$61.44 per $100 of Monthly Deduction
Minimum		$.00 per $100 of Monthly Deduction
Charge in the first Policy year for a Representative Insured (The Representative insured is a male, age 35, in the standard nonsmoker risk class)		$6.30 per $100 of Monthly Deduction
Waiver of Specified Premium Rider[9]	Monthly
Maximum		$21.75 per $100 of Specified Premium
Minimum		$.00 per $100 of Specified Premium
Charge in the first Policy year for a Representative Insured (The Representative insured is a male, age 35, in the standard nonsmoker risk class)		$3.00 per $100 of Specified Premium
Options to Purchase Additional Insurance Coverage Rider[9]	Monthly
Maximum		$.25 per $1,000 of Option amount
Minimum		$.02 per $1,000 of Option amount
Charge for a Representative Insured (The Representative Insured is a male, age 25, in the preferred nonsmoker risk class)		$.02 per $1,000 of Option amount

Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit Rider[9]	Monthly
Maximum		$83.33 per $1,000 of rider face amount
Minimum		$.00 per $1,000 of rider face amount
Charge in the first Policy year for a Representative Insured[10] (The Representative Insured is a male, age 35, in the elite nonsmoker risk class)		$.08 per $1,000 of rider face amount
Guaranteed Minimum Death Benefit Rider[9,11]	Monthly
Maximum		$83.33 per $1,000 of net amount at risk
Minimum		$.03 per $1,000 of net amount at risk
Charge for a Representative Insured (The Representative insured is a male, age 35, in the preferred nonsmoker risk class)		$.03 per $1,000 of net amount at risk

1
The cost of insurance charge varies based on individual characteristics, including the Policy’s face amount and the insured’s age, risk class, and (except for unisex Policies) sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance charge that would apply for a particular insured by contacting your financial representative.
2
The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy’s Cash Value.
3
After the first Policy Year, the Policy Charge declines to $9 for a Policy with a face amount of less than $50,000, and to $8 for a Policy with a face amount between $50,000 and $249,999. No Policy Charge applies if a Policy is issued with a face amount equal to or greater than $250,000.
4
The mortality and expense risk charge declines over time in accordance with the following schedule:
	Maximum Charge	Current Charge
Policy years 1 – 10.80%		.60%
Policy years 11 – 19.35%		.35%
Policy years 20 – 29.20%		20%
Policy years 30+	.05%	.05%

The current mortality and expense risk charge percentages shown above apply if the Policy’s Net Cash Value is less than the equivalent of five Target Premiums. The charge percentages decrease as the Policy’s Net Cash Value, measured as a multiple of Target Premiums, increases, as shown below:
	Less than 5 target premiums	At least 5 but less than 10 target premiums	At least 10 but less than 20 target premiums	20 or more target premiums
Policy years 1- 10.60%		.55%	.30%	.15%
Policy years 11- 19.35%		.30%	.15%	.10%
Policy years 20- 29.20%		.15%	.10%	.05%
Policy years 30+	.05%	.05%	.05%	.05%
5
The Coverage Expense Charge varies based on individual characteristics, including the Policy’s face amount and the Insured’s age, risk class, and (except for unisex Policies) sex. The Coverage Expense Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Coverage Expense Charge that would apply to a particular insured by contacting your financial representative.
6
Currently, the Coverage Expense Charge is only imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase. If you surrender the Policy in the first Policy year (or in the first year following a requested face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the requested face amount increase). If the Policy’s face amount is reduced in the first year following a requested face amount increase, we will deduct from the Cash Value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.
7
The loan interest spread is the difference between the interest rates we charge on Policy loans and the interest earned on Cash Value we hold as security for the loan (“loan collateral”). We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Loan collateral earns interest at an effective rate of not less than 3.0% per year.
8
The charge for the Guaranteed Survivor Income Benefit Rider varies based on individual characteristics, including the rider’s Eligible Death Benefit and the insured’s age, risk class, and (except for unisex Policies) sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your financial representative.
9
The charge for this rider varies based on individual characteristics, including the insured’s age, risk class, and (except for unisex Policies) sex. The rider charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your financial representative.
10
The current charge for the Representative Insured is $.05 per $1,000 of rider face amount.
11
The charge shown applicable to both the Guaranteed Minimum Death Benefit to Age 85 Rider and the Guaranteed Minimum Death Benefit to Age 121 Rider.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolio Companies available under the Policy, including their annual expenses, may be found in Appendix B of this prospectus.
Annual Portfolio Expenses
	Minimum	Maximum
Total Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.06%

PRINCIPAL RISKS OF INVESTING IN THE POLICY
The principal risks of investing in the Policy are as follows:
Investment Risk
If you invest your Policy’s Cash Value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy’s Cash Value, which can significantly reduce your Policy’s Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy’s Cash Value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate Cash Value to the Fixed Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.
Investment Portfolios That Have A Managed Volatility Strategy. Certain Portfolios are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to these Portfolios from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in a Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Cash Value. Other Portfolios may offer the potential for higher returns. Please see the Portfolio prospectuses for more information in general, as well as more information about the managed volatility strategy.
Surrender and Withdrawal Risks – Unsuitable as a Short-Term Savings Vehicle
The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you make a partial withdrawal from the Policy within the first ten Policy years (11 in Florida) (or within the first ten Policy years (11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.
You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).
Risk of Lapse
Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your Cash Surrender Value is not enough to pay the Monthly Deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

Tax Risks
We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy’s Cash Value will be taxed currently.
Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals, loans, and use of the Policy as collateral for a loan will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1∕2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.
If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.
See “Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Loan Risks
A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.
We also reduce the amount we pay on the insured’s death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the Cash Surrender Value to zero.
If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy’s Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.
Limitations on Cash Value in the Fixed Account
Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy’s Cash Surrender Value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.
Insurance Company Risk
It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations (including under the Fixed Account) and guarantees and benefits that exceed the assets in the Separate Account that we promise.

Tax Law Changes
Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.
Risks of the Portfolios
A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-882-1292. There is no assurance that any of the Portfolios will achieve its stated investment objective.
Cybersecurity and Certain Business Continuity Risks
Our variable life insurance business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). Our operations rely on the secure processing, storage and transmission of data and confidential and other information in our systems and the systems of third-party service providers. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including internal actors (through malicious or accidental acts), terrorists, nation states, financially or politically motivated actors, or other third parties, such as external service providers. Furthermore, the rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by malicious third parties and threat actors that may increase in sophistication and effectiveness in the future. There may be an increased risk of cyber-attacks that may adversely disrupt or degrade our operations and compromise our data during periods of geo-political or military conflict.
A cyber-attack or unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material, negative impact on our ability to conduct business and on our financial condition and operations, as well as on individual owners and their policies. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Disruptions or failures to our operations, systems and networks can originate from a wide variety of sources including, but not limited to, a disaster such as a natural catastrophe, epidemic or pandemic crisis, military or terrorist actions, cyber-attack, and unanticipated problems with our or our service providers’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors or subcontractors). Such disasters and events may adversely affect our ability to conduct business or administer the Policies.
Cyber-attacks, disruptions or failures to our business operations could result in regulatory fines, litigation, penalties or financial losses, reputational harm, loss of customers, and/or otherwise adversely affect our business. Such events could also interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Policy values; cause the release and/or possible loss, misappropriation or corruption of data or confidential Policy Owner or business information; or impede order processing or cause other operational issues.  Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Portfolios invest, and it is possible the Portfolios underlying your Policy could lose value. There can be no assurance that we or our service providers or the Portfolios will be able to detect, prevent or avoid cyber-attacks, disruptions or failures affecting your Policy in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully identify, manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Portfolios invest.
The Company, The Separate Account
and The Portfolios
The Company
Brighthouse Life Insurance Company is a Delaware stock life insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.
The Separate Account
Brighthouse Variable Life Account A is the funding vehicle for the Policies. The Separate Account was established by the Board of Directors of our predecessor, MetLife Investors USA Insurance Company under Delaware law on November 15, 2005. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the Cash Values of the variable life insurance policies issued by the Separate Account.
We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy’s Cash Value in the Separate Account. The amount of the death benefit that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. BLIC is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.
The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While it does not concede that the Separate Account is a commodity pool, BLIC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Portfolios
Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the American Funds Insurance Series®, Brighthouse Funds Trust I, Brighthouse Funds Trust II and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.
Information regarding each Portfolio, including (i) its name (ii) its investment objective (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix B to this prospectus. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should read the prospectuses carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/PUFT/BHF204. You can also request copies of this information at no cost by calling 1-800-882-1292 or by sending an email request to rcg@brighthousefinancial.com.
The Portfolios’ investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.
Share Classes of the Portfolios
The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only; for Brighthouse Funds Trust I, we offer Class A and Class B shares; and for Brighthouse Funds Trust II, we offer Class A shares only.
Certain Payments We Receive with Regard to the Portfolios
An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% annually of Portfolio net assets. Additionally, an investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See Appendix B to this prospectus, for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)
Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio’s 12b-1 Plan, if any, is described in more detail in the Portfolio’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio’s 12b-1 Plan decrease the Portfolio’s investment return.
For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-882-1292.
Selection of the Portfolios
We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may close a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios.
We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Voting Rights
We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.
We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.
We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division’s investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.
Rights Reserved by BLIC
We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or Cash Value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
The Policies
Purchasing a Policy
To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.
The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.
Replacing Existing Insurance
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.
Policy Owner and Beneficiary
The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner’s rights (except for rights to payment of benefits) terminate at the death of the insured.
The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.
A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your financial representative or our Designated Office for the procedure to follow.
You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See “Tax Considerations” below.)
24 Month Conversion Right
General Right. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.
Contact our Designated Office or your financial representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.
Premiums
Flexible Premiums
Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. Your Planned Premiums will not necessarily keep your Policy in force. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.
You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or, if made monthly, through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.
If any payments under the Policy exceed the “7-pay limit” under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the “7-pay limit.” Information about your “7-pay limit” is found in your Policy illustration. If we receive a premium payment 30 days or less before the anniversary of the 7-pay testing period that exceeds the “7-pay limit” and would cause the Policy to become a modified endowment contract, and waiting until the anniversary to apply that payment would prevent the Policy from becoming a modified endowment contract, we may retain the premium payment in a non-interest bearing account and apply the payment to the Policy on the anniversary. If we follow this procedure, we will notify you and give you the option of having the premium payment applied to the Policy before the anniversary. Otherwise, if you make a premium payment that exceeds the “7-pay limit,” we will apply the payment to the Policy according to our standard procedures described below and notify you that the Policy has become a modified endowment contract. In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy’s death benefit by more than it would increase Cash Value. We may require evidence of insurability before accepting the payment.
We allocate Net Premiums to your Policy’s Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy’s Investment Divisions on the next day that the New York Stock Exchange is open. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”)
Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.
Amount Provided for Investment under the Policy
Investment Start Date. Your initial Net Premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”)

Premium with Application. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.
If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See “Death Benefits.”)
Premium on Delivery. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.
Backdating. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the Net Premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.
Right to Examine Policy
You may cancel the Policy within ten days (more in some states) after you receive it. You may return the Policy to our Designated Office (see “Receipt of Communications and Payments at BLIC’s Designated Office”) or your financial representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, depending on state law, we refund either: (a) premiums paid, or (b) the Policy's Cash Value, plus any charges deducted from the premiums paid.
For Policies issued in California. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial Net Premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate less than 100% of your initial Net Premium to the Fixed Account, we will refund the Policy’s Cash Value. See the Policy for additional information.
Allocation of Net Premiums
We allocate your initial Net Premium to the Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial Net Premium in the Fixed Account for twenty days, and thereafter make the allocation among the Investment Divisions as you choose. In states that require a return of cash value if you exercise the Right to Examine Policy provision, we will allocate your initial Net Premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.
You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”)
When we allocate Net Premiums to your Policy’s Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the Net Premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date in states that require a return of cash value if you exercise the Right to Examine Policy provision. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we use the accumulation unit value on the date your initial Net Premium is transferred from the Fixed Account to the Investment Divisions.. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See “Cash Value.”)
For Policies issued in California. If you are age 60 or older and you allocate 100% of your initial Net Premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your Cash Value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.
Receipt of Communications and Payments at BLIC’S Designated Office
We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange—even if due to our delay (such as a delay in answering your telephone call).
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is acting on your behalf. We are not a party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including Investment Division recommendations).
The Designated Office for various Policy transactions is as follows:
Premium Payments and Loan Repayments	BLIC P.O. Box 956067 St. Louis, MO 63195-6067
Death Claims	BLIC P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
All Other Policy Transactions and Inquiries, including Surrenders, Loans, Transfers and Beneficiary and Ownership Changes	BLIC P.O. Box 4301 Clinton, IA 52733-4301 Phone: (800) 882-1292 Monday through Friday, 8:30AM to 6:30PM Eastern Time Or Fax to: Policyholder Services (877) 246-8424
You may request a Cash Value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your financial representative or contact us at the number above. To request a transfer over the Internet, you may log on to our website at www.brighthousefinancial.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.
Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider’s, your financial representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.
Payment of Proceeds
We ordinarily pay any Cash Surrender Value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closing), or if trading on the New York Stock Exchange is restricted as determined by the SEC; or (ii) if an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Separate Account.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
We will pay the death proceeds in one sum, including either by check, by placing the amount in an account that earns interest, by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation—including complete names and complete address—if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”)
Cash Value
Your Policy’s total Cash Value includes its Cash Value in the Separate Account and in the Fixed Account. If you have a Policy loan, the Cash Value also includes the amount we hold in the Loan Account as a result of the loan. The Cash Value reflects:
—
Net Premium payments
—
the net investment experience of the Policy’s Investment Divisions
—
interest credited to Cash Value in the Fixed Account
—
interest credited to amounts held in the Loan Account for a Policy loan
—
the death benefit option you choose
—
Policy charges
—
partial withdrawals

—
transfers among the Investment Divisions and the Fixed Account.
The Policy’s total Cash Value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division’s accumulation unit value. We convert any premium, interest earned on loan Cash Value, or Cash Value allocated to an Investment Division into accumulation units of the Investment Division. As noted above, we allocate your premium payment, or the Cash Value you wish to transfer, if we receive the premium payment or the request to transfer before the close of business on the New York Stock Exchange. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the Cash Value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date.)
The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor (“NIF”) for that day (see below).
The NIF for an Investment Division reflects:
—
the change in net asset value per share of the corresponding Portfolio as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) from its last value,
—
the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and
—
any deductions for taxes that we make from the Separate Account.
The NIF can be greater or less than one.
Death Benefits
If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.
Death Benefit Options. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.
The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the “Code”).
The Option B death benefit is equal to the face amount of the Policy, plus the Policy’s Cash Value, if any. The Option B death benefit is also subject to increases required by the Code.
The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy’s Cash Value until the insured attains age 65, at which time we will increase the Policy’s face amount by the amount of the Policy’s Cash Value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.
Choice of Tax Test. The Internal Revenue Code requires the Policy’s death benefit to be not less than an amount defined in the Code. As a result, if the Cash Value grows to certain levels, the death benefit increases to satisfy tax law requirements.
When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and (2) the cash value accumulation test. The test you choose at issue cannot be changed.

Under the guideline premium test, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the Cash Value times the guideline premium factor. See Appendix A.
Under the cash value accumulation test, the death benefit will not be less than the Cash Value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, and sex (if not unisex) of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.
If Cash Value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy’s death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If Cash Value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.
Age 121. The death benefit payable under Option A or Option C on or after the insured’s attained age 121 will be the greater of:
—
101% of the Cash Value on the date of death, or
—
the face amount of the base Policy on the Policy anniversary at the insured’s attained age 121.
The death benefit payable under Option B on or after the insured’s attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured’s attained age 121, plus the Cash Value on the date of death.
The tax consequences of keeping the Policy in force beyond the insured’s attained age 121 are unclear.
Death Proceeds Payable
The death proceeds we pay are equal to the death benefit on the date of the insured’s death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See “Lapse and Reinstatement.”) We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider.
We may adjust the death proceeds if the insured’s age or sex was misstated in the application, if death results from the insured’s suicide within two years (less in some states) from the Policy’s date of issue, or if a rider limits the death benefit.
Suicide. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years (or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)
Change in Death Benefit Option
After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.
If you change from Option A (or from Option C after the insured’s attained age 65) to Option B (or to Option C on or before the insured’s attained age 60), we reduce the Policy’s face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of Cash Value may be necessary to meet

Federal tax law limits on the amount of premiums that you can pay into the Policy. A surrender charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured’s attained age 65) to Option B (or to Option C on or before the insured’s attained age 60). (See “Surrender Charge.”) In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.
If you change from Option B (or from Option C on or before the insured’s attained age 65) to Option A, we increase the Policy’s face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any surrender charge.
Increase in Face Amount
You may increase the Policy’s face amount. We require satisfactory evidence of insurability, and the insured’s attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.
The face amount increase will have its own Target Premium, as well as its own surrender charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See “Surrender Charge”, “Monthly Deduction from Cash Value”, “Partial Withdrawal” and “Reduction in Face Amount.”) When calculating the monthly cost of insurance charge, we attribute the Policy’s Cash Value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.
We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.
Reduction in Face Amount
After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy Cash Value. If you reduce the face amount of your Policy, we deduct any surrender charge that applies from the Policy’s Cash Value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.
A face amount reduction will decrease the Policy’s death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a surrender charge from the Cash Value. A reduction in face amount in this situation may not be advisable. The amount of any face amount reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.
If you choose to reduce your Policy’s face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.
A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy’s Cash Value may have to be paid to you to comply with Federal tax law.
A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your financial representative or the Designated Office for information on face amount reduction procedures.
A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See “Tax Considerations.”)

OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard death benefit(s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table(s) summarize information about those benefits. Information about the fees associated with each benefit included in the table(s) may be found in the fee table in this prospectus.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Children’s Term Insurance Rider	Provides coverage on primary insured’s children	Optional
●No longer available
●Insured child must be less than
Attained Age 18
●Insurance on child terminates no
later than child’s 25th birthday
●Final date of rider is policy
anniversary nearest the
65th birthday of insured

Acceleration of Death Benefit Rider	Pays an accelerated death benefit when proof of terminal illness is furnished	Optional	●Must apply at least $20,000 of “eligible proceeds” to accelerated death benefit ●Amount applied to accelerated death benefit cannot exceed greater of $250,000 or 10% of “eligible proceeds”
Accidental Death Benefit Rider	Increases death benefit if death is due to accident	Optional
●Insured’s death must occur within
90 days after accidental bodily
injury
●Benefit not payable in specified
circumstances (e.g., death due to
war)
●Rider terminates no later than
insured Attained Age 70

Guaranteed Minimum Death Benefit Rider	Provides a guaranteed minimum death benefit during a specified time period	Optional	●No longer available ●Change in insured’s risk classification can result in termination of rider
Guaranteed Survivor Income Benefit Rider	Allows beneficiary to apply specified portion of the death benefit to certain enhanced income options	Optional	●No longer available ●Amount applied to enhanced income options cannot exceed specified limit
Options to Purchase Additional Insurance Coverage Rider	Allows additional insurance to be purchased on life of insured without additional evidence of insurability	Optional	●No longer available ●Amount of additional insurance that can be purchased is subject to a specified minimum and maximum ●Additional insurance must be purchased on specified purchase option dates

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
Overloan Protection Rider	Prevents Policy from lapsing even if Cash Value is insufficient to pay Monthly Deductions	Optional
●No longer available
●To activate overloan protection
benefit, Policy must have been in
force at least 15 years and
insured must be at least Attained
Age 75
●Upon activation of overloan
protection benefit, Cash Value is
transferred to Fixed Account

Waiver of Monthly Deduction Rider	Waives Monthly Deductions under the Policy if insured is totally disabled	Optional
●Insured must become disabled
after age 5 but before age 65;
subject to certain eligibility
requirements
●No waiver of Monthly Deductions
if disability arises from war where
insured is in military service

Waiver of Specified Premium Rider	Waives a specified amount of monthly premium if insured is totally disabled	Optional	●Insured must become disabled after age 5 but before age 65; subject to certain eligibility requirements ●No waiver of premium if disability arises from war where insured is in military service
Equity GeneratorSM	Allows the transfer of interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary	Standard
●Interest earned each month must
be at least $20 in order for the
transfer to take place
●If less than $20 is earned, no
transfer will occur, and the
interest not transferred cannot be
counted towards the next
month’s minimum

AllocatorSM	Allows systematic transfer of Cash Value from the Fixed Account or any one Investment Division to any number of Investment Divisions	Standard
●Transfer of a specified dollar
amount can be (1) for a specified
number of months, or (2) until the
source fund is depleted
●The specified dollar amount must
allow for a minimum of three
months of transfers

Enhanced Dollar Cost Averager (“EDCA”)	Cash Value is transferred from the EDCA fixed account to the Investment Divisions monthly	Standard
●No longer available
●Cash Value earmarked for the
strategy is held in the EDCA fixed
account where it may be credited
with a rate of interest that is
higher than the Fixed Account’s
current crediting rate.
●Amount transferred each month
to the Investment Divisions
equals the total amount
earmarked for the strategy
divided by 12.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Brief Description of Restrictions/ Limitations
RebalancerSM	Policy’s Cash Value is automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected	Standard	●Rebalancing is performed only with respect to the Investment Divisions and the Fixed Account you have selected – not based on other criteria, such as an asset allocation program
Index SelectorSM	Allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels	Standard
●Based on your selection, we
allocate 100% of your Cash Value
among the five Investment
Divisions that invest in the five
index Portfolios available under
the Policy (the MetLife Aggregate
Bond Index, MetLife MSCI EAFE
Index, MetLife Stock Index,
MetLife Mid Cap Stock Index and
MetLife Russell 2000 Index
Portfolios) and the Fixed Account.
●If allocation of Net Premiums is
changed, the Index Selector
strategy, including the
rebalancing feature, will be
terminated

Additional Information About Other Benefits
You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from Cash Value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.
There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.
Children’s Term Insurance Rider, which for an additional fee provides term insurance on the lives of children of the insured. Under the rider, BLIC pays the face amount (as defined in the rider) to the beneficiary upon the death of the insured child while the rider is in force. The rider also describes how an extra amount of insurance on an insured child is provided (e.g., if the insured child marries).
Key limitations associated with this rider include the following:
•
To become an insured, a child must be between the ages of 15 days and 18 years, and the insurance terminates no later than the insured child’s 25th birthday.
•
The final date of the rider (i.e., one of the dates on which the rider would terminate) is the policy anniversary nearest the 65th birthday of the insured.
If you purchased this rider on your Policy for a coverage amount of $5,000 and one of your children were to die while your Policy and this rider were still in force, BLIC would pay a $5,000 death benefit to the beneficiary.
Waiver of Monthly Deduction Rider, which for an additional fee provides for waiver of Monthly Deductions in the event of the disability of the insured. If the insured's disability begins before age 60, we will waive Monthly Deductions that were due during the six months of uninterrupted disability. After that, we will continue to waive Monthly Deductions. However, the insured must continue to be totally disabled. If the insured's disability begins on or after age 60 but before age 65, we will waive Monthly Deductions that were due during the six months of uninterrupted disability. We will continue to waive Monthly Deductions after that, but no later than age 65. However, the insured must continue to be totally disabled.

Key limitations associated with this rider include the following:
•
We waive the Monthly Deduction only if specified conditions are met (e.g., the insured becomes disabled after age 5 but before age 65; disability has continued without interruption for at least 6 months; disability must not have arisen from war, where the insured is in military service).
•
The rider terminates under certain scenarios (e.g., when the insured reaches attained age 65 – except with respect to payment of any benefits for total disability occurring before attained age 65; if the Waiver of Specified Premium rider is added to the Policy).
If you purchased this rider, and the insured were to become disabled (as defined in the rider) while the Policy and this rider were still in force, the Monthly Deductions would be waived while the insured was disabled. For example, if the Monthly Deduction in a given month were $100, BLIC would waive that $100 deduction from the Cash Value.
Waiver of Specified Premium Rider, which for an additional fee provides for waiver of a specified amount of monthly Policy premium in the event of the disability of the insured. If the insured's disability begins before age 60, we will credit the monthly premiums waived that were due during the six months of uninterrupted disability. After that, we will continue to credit the monthly premiums waived. However, the insured must continue to be totally disabled. If the insured's disability begins on or after age 60 but before age 65, we will credit the monthly premiums waived that were due during the six months of uninterrupted disability. We will continue to credit the monthly premiums waived after that, but no later than age 65. However, the insured must continue to be totally disabled.
Key limitations associated with this rider include the following:
•
We waive the monthly premiums only if specified conditions are met (e.g., the insured becomes disabled after age 5 but before age 65; disability has continued without interruption for at least 6 months; disability must not have arisen from war, where the insured is in military service).
•
The rider terminates under certain scenarios (e.g., when the insured reaches attained age 65 – except with respect to payment of any benefits for total disability occurring before attained age 65; if the Waiver of Monthly Deduction rider is added to the Policy).
If you purchased this rider, and the insured were to become disabled (as defined in the rider) while the Policy and this rider were still in force, BLIC would pay the Specified Premium into the Policy while the insured was disabled. For example, if the monthly Specified Premium was $100, BLIC would deposit that $100 into the Policy.
Options to Purchase Additional Insurance Coverage Rider, which for an additional fee allows the Policy Owner to purchase additional coverage on the insured without providing evidence of insurability. The Policy Owner chooses whether the additional insurance is provided in the form of an increase in face amount for the Policy or a new policy. The Rider specifies the minimum option amount and the maximum option amount (i.e., the minimum and maximum amount of additional life insurance that can be purchased on any “purchase option date”).
Key limitations associated with this rider include the following:
•
Purchases of additional life insurance are subject to a cap referred to as the “maximum option amount”.
•
Additional insurance may be purchased only on specified purchase option dates.
•
The rider terminates in certain scenarios, such as 60 days after the final purchase option date.
If you purchased this rider and both the rider and the Policy were in force on the purchase option date, you would be able to obtain additional coverage on the insured without underwriting. For example, if the purchase date was October 1, 2020, on that date you could purchase an additional $50,000 of face amount (subject to the minimums and maximums in the rider).
Acceleration of Death Benefit Rider, which for an additional fee allows a Policy Owner to accelerate payment of all or part of the Policy’s death benefit if the insured is terminally ill. In calculating the accelerated death benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit

(i.e., 10% of the “eligible proceeds” as defined in the rider). All Policy values and the death benefit on the remaining Policy (if any) will be reduced by in the same proportion as the amount of Eligible Proceeds applied to the accelerated death benefit.
Key limitations associated with this rider include the following:
•
The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit (i.e., 10% of the “eligible proceeds” as defined in the rider).
•
The face amount of the Policy after payment of the accelerated death benefit must be at least equal to our published minimum limits of issue for the base Policy.
•
Among the events that result in termination of the rider is payment of an accelerated death benefit.
If you added this rider to your Policy and both the Policy and rider were in force at a time where the insured was determined to be terminally ill (per the terms of the rider), you could request an acceleration of some or all of the death benefit (subject to the minimums and maximums). For example, assume the Policy’s death benefit was $100,000 and the Cash Value was $25,000 at the time you elect to accelerate $20,000 (20% of the death benefit). If we assume the interest rate used to discount the future death benefit was 5%, you would receive $19,046 ($20,000 discounted at 5%), the Policy’s death benefit would reduce by 20% to $80,000, and the Policy’s Cash Value would reduce in the same proportion as the death benefit (20%) to $20,000.
Guaranteed Survivor Income Benefit Rider, which for an additional fee provides the beneficiary with the option of exchanging the Policy’s death benefit for enhanced monthly income payments. Income payments can be in one of several forms (e.g., lifetime payments; equal monthly payments for 10 years). The Rider, among other things, offers “Enhanced Life Income Options”, which are based on the age and sex of the beneficiary who exercises the option to take the death benefit in the form of a stream of payments. Guaranteed monthly payments for each $1,000 applied will not be less than the amounts shown in the payment tables set forth in the Rider.
Key limitations associated with this rider include the following:
•
Payment of the amount applied to the Enhanced Life Income Options is subject to several conditions (e.g., the amount applied cannot exceed specified limits; once payments begin, future payments cannot be assigned, and the Enhanced Life Income Options chosen cannot be changed).
•
The “eligible proceeds” amount that is applied to make payments under this rider does not include death benefit amounts provided by rider, unless otherwise provided.
If you purchased this rider and both the Policy and rider were in force at the death of the insured, the beneficiary would be able to receive the death benefit in the form of a stream of monthly income based on enhanced payout rates. For example, for a death benefit of $100,000 if the enhanced payout rate for the beneficiary and their elected payment option was $5.00 per $1,000 of death benefit, the beneficiary would receive an income stream of $500 per month.
Accidental Death Benefit Rider, which for an additional fee provides for the payment of an additional death benefit in the event of the insured’s death by accident. The amount of this death benefit is shown in the Rider Specifications. The amount will be doubled if the accidental bodily injury occurs while the insured is a fare-paying passenger on a licensed public conveyance being operated for passenger service by a common carrier.
Key limitations associated with this rider include the following:
•
The accidental death benefit will be paid only if, among other conditions, the insured’s death occurs within 90 days after the accidental bodily injury.
•
The benefit is not payable in certain circumstances, such as death due to war, suicide, or mental illness.
•
The rider will terminate, in addition to other events, when the insured attains age 70.
If you purchased this rider and both the Policy and rider were in force at the death of the insured and the death was accidental (as defined in the rider), the beneficiary would receive an additional death benefit under this rider. For example, if the policy death benefit were $100,000 and the additional death benefit under this rider was $50,000, the beneficiary in this scenario would receive a death benefit totaling $150,000.

Guaranteed Minimum Death Benefit Rider, which for an additional fee provides for a guaranteed death benefit until the insured’s age 85 or the insured’s age 121. (“Guaranteed Coverage Rider” in Maryland). As detailed in the rider, on a monthly basis, we assess the sufficiency of the premiums you have paid given the length of the guaranteed minimum death benefit period. The Policy will stay in force if premiums in an amount that is at least equal to the guaranteed minimum death benefit monthly premiums for that guarantee period have been paid by each monthly anniversary and certain other conditions are met.
Key limitations associated with this rider include the following:
•
The guaranteed minimum death benefit monthly premium will change in response to certain events (e.g., a change in Policy face amount, a change in the insured’s risk classification, or a change in death benefit option).
•
The rider terminates in certain scenarios (e.g., upon a change of insured; if a change in the insured’s risk classification results in no guarantee periods being available).
If you purchased this rider and have paid sufficient premiums to keep the Policy and the rider in force, the Policy will not lapse even if there is not enough Cash Value to cover the Policy’s Monthly Deduction. For example, if on a monthly anniversary the Policy’s Cash Value was $100 and the Monthly Deduction due was $200, as long as the conditions of this rider had been met the Policy would remain active despite the shortfall in Cash Value.
Overloan Protection Rider, which for an additional fee provides protection from Policy lapse due to an excess Policy loan. When the Overloan Protection Benefit is active, the Policy will not lapse even if the Cash Value is insufficient to pay the Monthly Deduction. The death benefit will be reduced by the policy loan balance.
Key limitations associated with this rider include the following:
•
Several conditions must be met to activate the rider (e.g., the Policy must have been in force at least 15 policy years; insured must be no older than attained age 75).
•
Activating the benefit will have certain effects on the Policy (e.g., Cash Value must be transferred to the Fixed Account; premium payments will not be accepted; Policy changes will not be allowed).
If this rider was added to the Policy and both the Policy and the rider were in force at the point the rider was eligible to be exercised (as defined in the rider), you could choose to exercise this rider for a fee to prevent the Policy from lapsing. For example, if the rider were eligible to be exercised and you chose to do so, we would deduct the fee from the Cash Value and this rider would prevent the Policy from lapsing even though the loan balance was greater than the Cash Value.
Not all riders may be available to you, and riders in addition to those listed above may be made available in the future. You should consult your financial representative regarding the availability of riders.
The automated investment strategies set forth in the table above are described later in this prospectus under the heading “Automated Investment Strategies.”
Surrenders and Partial Withdrawals
Surrender
You may surrender the Policy for its Cash Surrender Value at any time while the insured is living. We determine the Cash Surrender Value as of the date when we receive the surrender request. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) The Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued interest and by any applicable surrender charge. (See “Surrender Charge.”) If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.
If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy’s death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the Cash Surrender Value paid to you.

You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See “Tax Considerations” below.)
The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the surrender charge is likely to exceed the Cash Value of your Policy and you will receive no proceeds upon surrender.
Partial Withdrawal
After the first Policy anniversary you may withdraw a portion of the Policy’s Cash Surrender Value. A partial withdrawal reduces the Policy’s death benefit and may reduce the Policy’s face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.
We have the right to limit partial withdrawals to no more than 90% of the Cash Surrender Value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See “The Fixed Account.”) Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy’s Cash Surrender Value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy’s face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured’s attained age is greater than 55.) You may not make a partial withdrawal that would reduce your Cash Surrender Value to less than the amount of two Monthly Deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.
If a partial withdrawal reduces your Policy’s face amount, the amount of the surrender charge that will be deducted from your Cash Value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No surrender charge will apply on up to 10% of the Cash Surrender Value withdrawn each year, measured as a percentage of each withdrawal.
Example. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the Cash Surrender Value of a Policy. The insured under the Policy is assumed to be the representative insured, who is a male, age 35, in the preferred nonsmoker risk class. As shown in the fee table, the surrender charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:
Face Amount:	$400,000
Death Benefit Option:	Option A — Level
Cash Value:	$12,000
Surrender Charge:	$–5,600	($14.00 x $400,000/1,000)
Cash Surrender Value:	$6,400
	x 20%
Withdrawal Amount:	$1,280
The first 10% of Cash Surrender Value, or $640, can be withdrawn free of surrender charge. The remaining $640 withdrawn is subject to a portion of the Policy’s surrender charge — based on the ratio that such excess withdrawal amount bears to the Policy’s face amount less the surrender charge, as shown in the formula below:
		Withdrawal Amount in
Surrender Charge	x	Excess of Free Withdrawal	=	Surrender Charge On Withdrawal
		Face Amount less Surrender Charge
$5,600	x	$640	=	$9
		$400,000 – $5,600

Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy’s face amount, so that the Cash Value and the face amount will both be reduced by the $1,280 withdrawal and by the $9 surrender charge.
The effect of the withdrawal on the Policy would be as follows:
Face Amount before Withdrawal	$400,000
Withdrawal	– 1,280
Surrender Charge on Withdrawal	– 9
Face Amount after Withdrawal	$398,711

Surrender Charge before Withdrawal	– 5,600
Surrender Charge on Withdrawal	– 9
Surrender Charge after Withdrawal	$5,591

Cash Value before Withdrawal.	$12,000
Withdrawal	– 1,280
Surrender Charge on Withdrawal	– 9
Cash Value after Withdrawal	$10,711
Surrender Charge after Withdrawal	– 5,591
Cash Surrender Value after Withdrawal	$5,120
Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.
A partial withdrawal reduces the Cash Value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the Cash Value in each bears to the Policy’s total unloaned Cash Value. We determine the amount of Cash Surrender Value paid upon a partial withdrawal as of the date when we receive a request. You can contact your financial representative or our Designated Office for information on partial withdrawal procedures. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”)
A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See “Tax Considerations.”)
Transfers
Transfer Option
You may transfer your Policy’s Cash Value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers. We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) For special rules regarding transfers involving the Fixed Account, see “The Fixed Account”.
Restrictions on Frequent Transfers. Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (the “Monitored Portfolios”). In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We monitor the following portfolios:
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds The Bond Fund of America
Baillie Gifford International Stock Portfolio
Brighthouse/Templeton International Bond Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Small Cap Value Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
SSGA Emerging Markets Enhanced Index Portfolio
T. Rowe Price Small Cap Growth Portfolio
VanEck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round-trips” involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire Policy and will require future transfer requests to or from any Portfolio under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the owner.
Automated Investment Strategies
You can choose one of five automated investment strategies. You can change or cancel your choice at any time.
Equity GeneratorSM. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month’s minimum.
For example, if you elected the Equity Generator and selected the JPMorgan Small Cap Value Investment Division to receive the Fixed Account interest, and the interest in the Fixed Account for the month were $25.00, that amount would be transferred automatically to the Investment Division on the monthly anniversary. If, however, the earnings in the Fixed Account for the next month were only $10.00, no transfer would occur that month.
AllocatorSM. The Allocator allows you to systematically transfer Cash Value from the Fixed Account or any one Investment Division (the “source fund”) to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.
For example, you might elect the Allocator and choose to have $100 transferred from the Fixed Account equally to two Investment Divisions—the JPMorgan Small Cap Value Investment Division and the Loomis Sayles Global Allocation Investment Division. On each monthly anniversary the $100 would be allocated equally between the two Investment Divisions until either the Fixed Account was depleted or until the number of monthly transfers you had requested had been processed.
Enhanced Dollar Cost Averager. With the Enhanced Dollar Cost Averager Cash Value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of Cash Value to be transferred. The Cash Value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account’s current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.
For example, if you elected the Enhanced Dollar Cost Averager with an EDCA fixed account amount of $1,200, and you selected the JPMorgan Small Cap Value Investment Division and the Loomis Sayles Global Allocation Investment Division to receive the transfers, then on each monthly anniversary $100 would be transferred from the EDCA fixed account and allocated equally between these two Investment Divisions for 12 months. Any remaining balance in the EDCA fixed account would be allocated in the same manner.
RebalancerSM. The Rebalancer allows your Policy’s Cash Value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.
For example, if you elected the Rebalancer and elected an equal allocation between the JPMorgan Small Cap Value Investment Division and the Loomis Sayles Global Allocation Investment Division (50% to each), and at the next quarterly rebalance date the JPMorgan Small Cap Value Investment Division had $6,000 of Cash Value and the Loomis Sayles Global Allocation Investment Division had $4,000 of Cash Value, then $1,000 would be transferred from the JPMorgan Small Cap Value Investment Division to the Loomis Sayles Global Allocation Investment Division in order to rebalance to the desired 50/50 split.

Index SelectorSM. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your Cash Value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the MetLife Aggregate Bond Index, MetLife MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and MetLife Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your Cash Value among these Investment Divisions and the Fixed Account in order to return your Cash Value to the original allocation percentages. If you change your allocation of Net Premiums, the Index Selector strategy, including the rebalancing feature, will be terminated.
We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your financial representative.
You may not elect Index Selector unless you purchased the Policy prior to July 1, 2016 through a financial representative of one of our formerly affiliated broker-dealers MetLife Securities, Inc. or New England Securities Corporation. However, ask your financial representative how you might design a similar investment strategy using Rebalancer.
For example, if the asset allocation model selected was as follows:
20% MetLife Aggregate Bond Index Portfolio
20% MetLife MSCI EAFE Index Portfolio
20% MetLife Stock Index Portfolio
20% MetLife Mid Cap Stock Index Portfolio
20% MetLife Russell 2000 Index Portfolio
And at the end of the quarter, the allocations were:
15% MetLife Aggregate Bond Index Portfolio
25% MetLife MSCI EAFE Index Portfolio
15% MetLife Stock Index Portfolio
25% MetLife Mid Cap Stock Index Portfolio
20% MetLife Russell 2000 Index Portfolio
Then 5% would be reallocated from the MetLife MSCI EAFE Index Portfolio and 5% would be reallocated from the MetLife Mid Cap Stock Index Portfolio to the MetLife Aggregate Bond Index Portfolio and to the MetLife Stock Index Portfolio.
These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.
We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your financial representative.
Loans
You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:
—
the Policy’s Cash Value, less
—
any Policy loan balance, less

—
loan interest due to the next Policy anniversary, less
—
the most recent Monthly Deduction times the number of months to the next Policy anniversary, less
—
any surrender charge, plus
—
interest credited on the Cash Value at the guaranteed interest rate to the next Policy anniversary.
The minimum loan amount is $500 (less in some states). We make the loan as of the date when we receive a loan request. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your financial representative for information on loan procedures.
A Policy loan reduces the Policy’s Cash Value in the Investment Divisions and the Fixed Account by the amount of the loan. A loan repayment increases the Cash Value in the Investment Divisions and the Fixed Account by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the Cash Value in each. We transfer Cash Value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).
You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of Cash Value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the Cash Value in each. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”)
We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.
Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of Cash Value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.
Cash Value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the Cash Value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.
The amount taken from the Policy’s Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and Cash Value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.
If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See “Deductions from Premiums.”) If you want us to treat a payment as a loan repayment, it should be clearly marked as such.
A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.
Lapse and Reinstatement
Lapse
In general, in any month that your Policy’s Cash Surrender Value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your Cash Surrender Value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit (“GMDB”) in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)
The Base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured’s age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums (“GMDB Monthly Premiums”) are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.
The GMDB Monthly Premium varies depending on the guarantee period, the insured’s age, sex (except for unisex policies), smoking status and risk class, the Policy’s face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the Base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured’s risk class; or a misstatement of the insured’s age or sex in the Policy application.
On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.
If the GMDB is in effect and the Policy’s Cash Surrender Value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy’s Cash Value until the Cash Value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.
If the GMDB is not in effect and the Cash Surrender Value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.
Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy’s Cash Value less the surrender charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See “Tax Considerations” below.)
Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.
Reinstatement
If your Policy has lapsed, in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the

Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.
If we deducted a surrender charge on lapse, we credit it back to the Policy’s cash value on reinstatement. The surrender charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the surrender charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.
The Fixed Account
You may allocate Net Premiums and transfer Cash Value to the Fixed Account, which is part of BLIC’s general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.
General Description
Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.
Our obligations under the Policy that exceed the Cash Value in the Separate Account are paid from our general account. Such obligations, which include the death benefit under the Base Policy as well as death and other benefits provided under any optional rider, are paid from the general account and are subject to the financial strength and claims-paying ability of the Company.
Values and Benefits
Cash Value in the Fixed Account increases from Net Premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct chargeVs from the Fixed Account and the Policy’s Investment Divisions in proportion to the amount of Cash Value in each. (See “Monthly Deduction from Cash Value.”) A Policy’s total Cash Value includes Cash Value in the Separate Account, the Fixed Account, and any Cash Value held in the Loan Account due to a Policy loan.
Cash Value in the Fixed Account is included in the calculation of the Policy’s death benefit in the same manner as the Cash Value in the Separate Account. (See “Death Benefits.”)
Policy Transactions
Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.
Twenty days after we apply the initial premium to the Policy (less in some states) you may transfer Cash Value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account Cash Value. After the first Policy year you may withdraw Cash Value from the Fixed Account. The amount of any partial withdrawal, net of applicable surrender charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy’s Cash Surrender Value in the Fixed Account at the

beginning of the Policy year, (b) the previous Policy year’s maximum allowable withdrawal amount, and (c) 100% of the Cash Surrender Value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.
There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable surrender charges.
Unless you request otherwise, a Policy loan reduces the Policy’s Cash Value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the Cash Value in each Investment Division and the Fixed Account bears to the Policy’s total unloaned Cash Value. The amount transferred from the Policy’s Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the Policy’s Cash Value in each on the day it is credited.
We take partial withdrawals from the Policy’s Investment Divisions and the Fixed Account in the same proportion that the Cash Value in each account bears to the Policy’s total unloaned Cash Value.
We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.
Charges
We make certain charges and deductions under the Policy. These charges and deductions compensate us generally for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.
Services and benefits we provide:
•
the death benefit, cash, and loan benefits under the Policy
•
investment options, including premium allocations
•
administration of elective options
•
the distribution of reports to Policy Owners
Costs and expenses we incur:
•
costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
•
overhead and other expenses for providing services and benefits
•
sales and marketing expenses
•
other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
Risks we assume:
•
that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
•
that the cost of providing the services and benefits under the Policies exceed the charges we deduct
The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.
Transaction Charges
Deductions from Premiums
Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the Net Premium) to the Investment Divisions and the Fixed Account according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.
Sales Charge. We deduct a 2.25% sales charge from each premium payment. We impose a sales charge to reimburse us generally for policy sale expenses and distribution expenses.
Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.
Premium Tax Charge. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.
Federal Tax Charge. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.

Example: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).
Premium	Net Premium
$4,000	$4,000
	–175	(2.25% x $2,000) + (3.25% x $4,000) = total sales, premium tax and Federal tax charges
	$3,825	Net Premium

Surrender Charge
If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a surrender charge from the Cash Value. The maximum surrender charge is shown in your Policy. The surrender charge period is 11 years for policies issued in Florida. We impose a surrender charge to reimburse us generally for policy sale expenses including commissions and other distribution, promotion and acquisition expenses.
No surrender charge will apply on up to 10% of the Cash Surrender Value withdrawn each year.
The surrender charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The surrender charge remains level for an initial period following Policy issue (or following an increase in face amount), and then declines proportionately, on a monthly basis, until the last month of the tenth Policy year (or the tenth year following the face amount increase). The initial period during which the surrender charge remains level before it begins to decline will be at least one year, but no more than three years, and will be specified in your Policy.
The table below shows the maximum surrender charge that could apply under any Policy (except Policies issued in Florida) during the first Policy year (or the first year following a face amount increase) and in the last month of each Policy year thereafter. If your Policy is subject to the maximum surrender charge shown in the table for Policy Year 1, your surrender charge will begin to decline in the second Policy year (or the second year following the face amount increase), so that it will not exceed, in the last month of the second Policy year, the amount shown in the table for Policy Year 2. If your Policy is not subject to the maximum surrender charge in the first Policy year, then your surrender charge will remain level beyond the first Policy year (or the first year following a face amount increase), but in no event for more than three years.
	For Policies which are Surrendered, Lapsed or Reduced During	The Maximum Surrender Charge per $1,000 of Base Policy Face Amount
Entire Policy Year	1	$38.25
Last Month of Policy Year	2	35.81
	3	32.56
	4	31.74
	5	29.84
	6	27.13
	7	24.42
	8	18.99
	9	9.50
	10	0.00
The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.
	For Policies which are Surrendered, Lapsed or Reduced During	The Maximum Surrender Charge per $1,000 of Base Policy Face Amount
Entire Policy Year	1	$38.25
Last Month of Policy Year	2	35.81
	3	32.56
	4	31.74
	5	29.84
	6	27.13
	7	24.42
	8	18.99
	9	11.87
	10	5.93
	11	0.00
In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy’s remaining Cash Value in an amount that is proportional to the amount of the Policy’s face amount surrendered. (See “Reduction in Face Amount,” “Partial Withdrawal” and “Change in Death Benefit Option.”)
If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your Cash Value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy’s original face amount.
The Surrender Charge reduces the Policy’s Cash Value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy’s Cash Value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the Cash Value of the designated accounts.

Partial Withdrawal Charge
We reserve the right to impose a $25 processing charge on each partial withdrawal. If imposed, this charge would compensate us generally for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal. We are currently waiving this charge.
Transfer Charge
We reserve the right to impose a $25 processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us generally for the costs of processing these transfers. If imposed, transfers under one of our Automated Investment Strategies would not count as transfers for the purpose of assessing this charge. We are currently waiving this charge.
Illustration of Benefits Charge
We reserve the right to impose a $25 charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us generally for the cost of preparing and delivering the illustration to you. We are currently waiving this charge.
Base Contract Charges
Monthly Deduction from Cash Value
On the first day of each Policy month, starting with the Policy Date, we deduct the “Monthly Deduction” from your Cash Value.
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If your Policy is protected against lapse by a Guaranteed Minimum Death Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See “Lapse and Reinstatement.”)
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If a Guaranteed Minimum Death Benefit is not in effect, and the Cash Surrender Value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent Cash Value is available, but the Policy will be in default, and it may lapse. (See “Lapse and Reinstatement.”)
There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.
The Monthly Deduction reduces the Cash Value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the Cash Value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient Cash Value to cover the Monthly Deduction, we will first reduce the designated account Cash Value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the Cash Value in each.
The Monthly Deduction includes the following charges:
Policy Charge. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us generally for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.
Coverage Expense Charge. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy’s face amount and duration, and by the insured’s issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured’s sex. We impose the Coverage Expense charge to reimburse us generally for policy sale expenses, including commissions and other distribution, promotion, underwriting and acquisition expenses. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.
Monthly Charges for the Cost of Insurance. This charge compensates us generally for the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the “amount at risk” under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy’s Cash Value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.
The guaranteed cost of insurance rates for a Policy depend on the insured’s
—
smoking status
—
risk class
—
attained age
—
sex (if the Policy is sex-based)
The current cost of insurance rates will depend on the above factors, plus
—
the insured’s age at issue (and at the time of any face amount increase)
—
the Policy year (and the year of any face amount increase)
—
the Policy’s face amount
We guarantee that the rates for underwritten Policies will not be higher than rates based on
—
the 2001 Commissioners Standard Ordinary Mortality Tables (the “2001 CSO Tables”) with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable
—
the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue)
The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.
The risk classes we use are
—
for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker
—
for Policies issued on juvenile insureds: standard and rated (with our consent)
Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.
The following standard or better smoker and non-smoker classes are available for underwritten Policies:
—
elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;
—
preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;
—
standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.
The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.
We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.
Charges for Additional Benefits. We charge monthly for the cost of any additional rider benefits (other than for the Acceleration of Death Benefit and the Overloan Protection Riders, for which we deduct a one-time fee at the time of exercise) as described in the rider form.
Mortality and Expense Risk Charge. We impose a monthly charge to compensate us generally for the mortaility and expense risks we assume.
The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the Cash Value in the Separate Account, but the rate we charge is determined by the Cash Value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy’s Net Cash Value in relation to the Policy’s Target Premium. As shown in the table below, the rate declines as the Policy’s Net Cash Value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.
Policy Year	Net Cash Value	Charge Applied to Cash Value in Separate Account
	˂ 5 target premiums	0.60%
	5 but ˂ 10 target premiums	0.55%
1 – 10	10 but ˂ 20 target premiums	0.30%
	20 target premiums or more	0.15%
	˂ 5 target premiums	0.35%
	5 but ˂ 10 target premiums	0.30%
11 – 19	10 but ˂ 20 target premiums	0.15%
	20 target premiums or more	0.10%
	˂ 5 target premiums	0.20%
	5 but ˂ 10 target premiums	0.15%
20 – 29	10 but ˂ 20 target premiums	0.10%
	20 target premiums or more	0.05%
30+		0.05%
Loan Interest Spread
We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy’s accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.

Optional Benefit Charges
Each optional rider is subject to its own charge, which is in addition to the charges applicable to the base Policy. The charges set forth here are the maximum charges – please see the Fee Tables section of this prospectus for current charges and certain other information.
Guaranteed Survivor Income Benefit Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $83.33 per $1,000 of eligible death benefit (i.e., the amount that the beneficiary applies to an enhanced payment option) is deducted monthly along with the other monthly deductions under the Policy. The charge compensates us generally for the risks we assume in guaranteeing payments under the enhanced payment options.
Children’s Term Insurance Rider. The maximum charge of $0.40 per $1000 of rider face amount is deducted monthly along with the other monthly deductions under the Policy. The charge compensates us generally for the risks associated with a premature and/or unexpected death of the insured child.
Waiver of Monthly Deduction Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $61.44 per $100 of monthly deduction is assessed monthly along with the other monthly deductions under the Policy. In the event of total disability as defined in the rider, we waive the Monthly Deductions under the Policy, and thus the charge compensates us generally for such a risk of total disability on the part of the insured.
Waiver of Specified Premium Rider. The charge for this rider varies based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $21.75 per $100 of specified premium is assessed monthly along with the other monthly deductions under the Policy. The charge compensates us generally for the risk that we will be required to waive premiums if the insured becomes totally disabled.
Options to Purchase Additional Insurance Coverage Rider. The charge for this rider varies, based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $0.25 per $1,000 of option amount is assessed monthly and compensates us generally for the risk associated with permitting the insured to acquire additional insurance coverage without supplying additional evidence of insurability.
Accidental Death Benefit Rider. The charge for this rider varies based on the insured’s individual characteristics, such as age, risk class and (except for unisex policies) sex. The maximum charge of $83.33 per $1,000 of rider face amount is assessed monthly along with the other monthly deductions, and compensates us generally for the risk associated with being required to pay an additional death benefit if the insured dies from an accident (as defined in the rider).
Guaranteed Minimum Death Benefit Rider. This rider guarantees the Policy against lapse for a prescribed time period. The maximum charge of $83.33 per $1,000 of net amount at risk is deducted monthly along with the other monthly deductions, and compensates us generally for the risks associated with making this no-lapse guarantee.
Acceleration of Death Benefit Rider. The maximum charge to accelerate the death benefit under this rider is a fee of $150 that would be assessed at the time of benefit payment. The charge compensates us generally for the cost associated with making a payment of the accelerated death benefit proceeds.
Overloan Protection Rider. When this rider is in effect, the Policy will not lapse, even if the Cash Value is insufficient to pay the Monthly Deduction. The fee for this rider is assessed at the time the rider is exercised and is a maximum of 3.5% of the Policy Cash Value. The charge compensates us generally for the risk associated with offering the guarantee against lapse even where the policy loan balance exceeds a specified amount.
Charges Against the Portfolios and the Investment Divisions of the Separate Account
Charges for Income Taxes. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See “BLIC’s Income Taxes”.)
Portfolio Expenses. Charges are deducted from, and expenses are paid out of, the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.

Commissions Paid to Dealers
The maximum commissions paid for sale of the Policies are as follows: 118% of premiums paid up to the Commissionable Target Premium, and 4.5% of premiums paid in excess of Commissionable Target Premium in Policy year 1; and 2.0% of all premiums paid in Policy year 2 thereafter. In addition, commissions are payable based on the Cash Value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter. We also make other payments to dealers in connection with the sales and marketing of the Policy. For a complete discussion of these compensation arrangements, see Distribution of the Policies later in this Prospectus.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
Tax Considerations
Introduction
The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.
Tax Status of the Policy
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under Section 7702 of the Code, as in effect on the date the Policy was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.
Tax Treatment of Policy Benefits
In General. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.
In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.
The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.
Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.
Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract (“MEC”).
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts that may provide relief in limited circumstances.
Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:
(1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.
(2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1∕2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy

Owner and the Policy Owner’s beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.
If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner’s investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.
Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.
Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.
Multiple Policies. All modified endowment contracts that are issued by BLIC (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner’s income when a taxable distribution occurs.
Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.
Acceleration of Death Benefit Rider. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.
Overloan Protection Rider. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner’s estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner’s estate upon the Policy Owner’s death.
Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.
In 2025, federal tax law provides for a $13,990,000 gift, estate and generation-skipping transfer tax exemption, which will be indexed for inflation in subsequent years.  Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer may be taxable. As noted above, the death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under Section 6050Y and applicable tax regulations. You should consult with a qualified tax adviser for additional information prior to transferring the Policy.
Other Policy Owner Tax Matters. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured’s attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured’s attained age 100.
If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified adviser regarding ERISA.
Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.
Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.
In addition, the Sarbanes-Oxley Act of 2002 (the “Act”), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.
Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.
Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.
BLIC’s Income Taxes
Under current Federal income tax law, BLIC is not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.
Tax Credits and Deductions. BLIC may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since BLIC is the owner of the assets from which the tax benefits are derived.
Distribution of the Policies
We have entered into a distribution agreement with our affiliate, Brighthouse Securities, LLC (“Distributor”), for the distribution of the Policies. Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

We and Distributor entered into selling agreements with broker-dealers (“selling firms”) for the sale of the Policies through their financial representatives.
The Policies are no longer offered for sale.
Commissions and Other Cash Compensation
All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.
The maximum commissions paid for sale of the Policies are as follows: 118% of premiums paid up to the Commissionable Target Premium, and 4.5% of premiums paid in excess of Commissionable Target premium in Policy year 1; and 2.0% of all premiums paid in Policy year 2 thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter.
For policies issued prior to July 1, 2016, our formerly affiliated sales representatives received cash payments for the products they sold and serviced based on a “gross dealer concession” model. The percentage of the gross dealer concession to which the representative was entitled was based on a sliding-scale formula that took into account the total amount of proprietary and non-proprietary products sold and serviced by the representative. The gross dealer concession amount in the first Policy year was 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums.
Other Payments
Distributor may enter into preferred distribution arrangements with selected selling firms under which the selling firm may receive additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be a flat fee, or depend on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies). Marketing allowance payments may also vary depending meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by financial representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ sales representatives.
These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. Distributor has entered into preferred distribution arrangements with the selling firms listed in the Statement of Additional Information. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the

Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the Policies. Distributor’s management team and registered representatives may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.
In addition to the distribution arrangements discussed above, Distributor has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms.  These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Policies by the selling firms.  Distributor pays compensation to wholesaling firms in connection with these services.
Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
Legal Proceedings
In the ordinary course of business, BLIC, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, BLIC does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities, LLC to perform its contract with the Separate Account or of BLIC to meet its obligations under the Policies.
Restrictions on Financial Transactions
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.
Financial Statements
You may find the financial statements of the Separate Account and the financial statements of BLIC in the Statement of Additional Information. BLIC’s financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Appendix A
Guideline Premium Test and Cash Value Accumulation Test
In order to meet the Internal Revenue Code’s definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the “guideline premium test” under Section 7702(a)(2) of the Internal Revenue Code, or the “cash value accumulation test” under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See “Death Benefits.”)
For the guideline premium test, the table below shows the percentage of the Policy’s cash value that is used to determine the death benefit.
Age of Insured at Start of the Policy Year	Percentage of Cash Value	Age of Insured at Start of the Policy Year	Percentage of Cash Value
0 through 40	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75 through 90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94 through 121	101
59	134
60	130
For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.
	Net Single Premium Factor
Age	Male	Female
30	5.82979	6.59918
40	4.11359	4.63373
50	2.93292	3.28706
60	2.14246	2.40697
70	1.64028	1.82665
80	1.32530	1.44515
90	1.15724	1.22113
100	1.08417	1.10646
120	1.02597	1.02597
A-1

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APPENDIX B
PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of Portfolios available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios , which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF204. You can also request this information at no cost by calling our TeleService Center at 1-800-882-1292 or by sending an email request to rcg@brighthousefinancial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 2# Capital Research and Management CompanySM	0.90%	2.33%	3.01%	5.81%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	31.61%	18.83%	16.58%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	24.23%	13.01%	12.20%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America — Class 2# Capital Research and Management CompanySM	0.48%	1.16%	0.32%	1.67%
Seeks capital appreciation and current income.	AB Global Dynamic Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.91%	7.31%	2.02%	3.69%
Seeks growth of capital.	American Funds® Aggressive Allocation Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.69%	14.96%	9.08%	9.12%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.66%	12.07%	7.32%	7.54%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.64%	9.43%	5.74%	6.10%
Seeks capital appreciation and current income.	BlackRock Global Tactical Strategies Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.93%	5.80%	2.18%	3.96%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.73%	13.65%	9.24%	9.02%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Balanced Plus Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	1.00%	3.76%	1.41%	4.21%
Seeks current income with capital appreciation and growth of income.	Brighthouse/Templeton International Bond Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.68%	-11.21%	-4.59%	-2.31%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.54%	21.69%	13.51%	12.46%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.65%	0.66%	1.87%	3.38%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.72%	-4.73%	1.84%	3.53%
Seeks total return.	Invesco Balanced-Risk Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.94%	4.00%	3.21%	4.05%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.58%	16.42%	9.71%	10.10%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	16.59%	7.46%	8.47%
Seeks capital appreciation and current income.	JPMorgan Global Active Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.99%	5.29%	3.37%	4.49%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.77%	9.20%	8.70%	7.00%
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.79%	12.51%	6.92%	8.33%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.55%	34.47%	18.33%	12.15%
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	MetLife Multi-Index Targeted Risk Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Management, LLC	0.66%	7.48%	2.45%	4.27%
Seeks capital appreciation.	MFS® Research International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.64%	3.17%	4.12%	5.49%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.66%	39.34%	10.89%	12.29%
Seeks total return.	PanAgora Global Diversified Risk Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	0.97%	4.11%	-0.72%	2.55%
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.81%	2.53%	2.12%	2.26%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.59%	2.73%	0.11%	1.68%
Seeks capital appreciation and current income.	Schroders Global Multi-Asset Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Schroder Investment Management North America Inc.	0.95%	9.70%	2.76%	4.20%
Seeks to provide total return, primarily through capital appreciation.	SSGA Emerging Markets Enhanced Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc	0.66%	11.41%	3.02%	—
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio — Class A‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.48%	11.17%	6.15%	6.25%
Seeks growth of capital.	SSGA Growth ETF Portfolio — Class A‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.50%	12.96%	7.69%	7.42%
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc. Sub-Subadviser: T. Rowe Price Investment Management, Inc.	0.69%	9.59%	7.91%	10.38%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.60%	10.10%	11.03%	8.59%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.73%	4.62%	2.16%	5.53%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.39%	1.51%	-0.05%	1.66%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.56%	31.99%	16.00%	15.07%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class A#‡ Brighthouse Investment Advisers, LLC	0.66%	4.21%	2.36%	3.25%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.65%	6.13%	4.02%	4.70%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.66%	8.28%	5.83%	6.23%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class A‡ Brighthouse Investment Advisers, LLC	0.69%	11.09%	7.62%	7.72%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.77%	4.97%	7.95%	7.06%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.52%	13.86%	8.40%	8.39%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.62%	8.61%	8.97%	10.16%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.69%	17.77%	8.56%	9.91%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.54%	30.28%	17.53%	16.37%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.90%	11.74%	8.79%	8.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.88%	14.88%	7.92%	9.87%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.27%	0.89%	-0.61%	1.09%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.30%	13.59%	10.04%	9.41%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.38%	3.32%	4.47%	5.04%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.31%	11.29%	7.27%	7.78%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LLC	0.26%	24.67%	14.23%	12.82%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.62%	7.78%	6.16%	6.51%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.58%	11.91%	8.23%	8.89%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.81%	9.10%	8.58%	9.70%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.56%	30.31%	13.40%	13.89%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.51%	13.47%	8.32%	10.10%
Seeks long-term capital appreciation with income as a secondary consideration.	VanEck Global Natural Resources Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Van Eck Associates Corporation	0.78%	-2.33%	8.07%	1.35%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.56%	4.88%	1.01%	2.95%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.50%	2.34%	0.24%	1.19%
Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund — Class 2# Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Shares VIP Fund — Class 2 Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
#
These Portfolios and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Portfolios' prospectuses for additional information regarding these arrangements.
‡
This Portfolio is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
*
This Portfolio is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). See “Principal Risks of Investing in the Policy.”

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The Statement of Additional Information (“SAI”) dated April 28, 2025 includes additional information about the Policy and the Separate Account. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Policy or to make other inquiries, call us at 1-800-882-1292.
Reports and other information about BLIC are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The EDGAR contract identifier for the Policy is C000151829.

EQUITY ADVANTAGE VUL
Flexible Premium
Variable Life Insurance Policies
Brighthouse Variable Life Account A
Issued by Brighthouse Life Insurance Company
Statement of Additional Information
(Part B)
April 28, 2025
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 28, 2025. A copy of the Individual Flexible Premium Variable Life Insurance Policy Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, or by calling (800) 882-1292, by visiting https://dfinview.com/BHF/PUFT/BHF204 or by accessing the Securities and Exchange Commission’s website at https://www.sec.gov.
This SAI contains information in additional to the information described in the Prospectus for the Individual Flexible Premium Variable Life Insurance Policy (the “Policy”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”). The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
This Statement of Additional Information is dated April 28, 2025.
Book 716 SAI
SAI-1

TABLE OF CONTENTS
Page
General Information and History	SAI-3
The Company	SAI-3
Brighthouse Life Insurance Company History	SAI-3
The Separate Account	SAI-4
Non-Principal Risks of Investing in the Policy	SAI-4
SERVICES	SAI-4
Distribution of the Policies	SAI-4
Additional Information about the Operation of the Policies	SAI-7
Payment Options	SAI-7
Additional Information about Charges	SAI-7
Group or Sponsored Arrangements	SAI-7
Limits to BLIC’S Right to Challenge the Policy	SAI-7
Misstatement of Age or Sex	SAI-8
Reports	SAI-8
Personalized Illustrations	SAI-8
Performance Data	SAI-9
Independent Registered Public Accounting Firm	SAI-9
FINANCIAL STATEMENTS	SAI-10
SAI-2

General Information and History
The Company
Brighthouse Life Insurance Company (“BLIC”) is a Delaware stock life insurance company originally chartered in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all states of the United States, except New York, the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BLIC was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA. From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife Insurance Company USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the Policies and paying any benefits due under all contracts and policies issued by each of its corporate predecessors. These predecessor companies that issued contracts and policies on and prior to November 14, 2014 were the following:
MetLife Insurance Company of Connecticut. MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after the close of business on November 14, 2014 as described under “MetLife Insurance Company USA” above.
MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut (“MLAC”), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
MetLife Investors USA Insurance Company. MetLife Investors USA Insurance Company (“MLI USA”), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
MetLife Investors Insurance Company. MetLife Investors Insurance Company (“MLI”), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
MetLife Investors Insurance Company of California. MetLife Investors Insurance Company of California (“MLI CA”), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI CA merged with and into MLI.
SAI-3

The Separate Account
Brighthouse Variable Life Account A (the "Separate Account") was established by the Board of Directors of MetLife Investors USA Insurance Company under Delaware law on November 15, 2005. On November 14, 2014, pursuant to the merger of MLI USA into MetLife USA, the Separate Account became a separate account of MetLife USA, and on March 6, 2017, it was renamed Brighthouse Variable Life Account A. The Separate Account is the funding vehicle for the Policies. The Separate Account meets the definition of a “separate account” under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve SEC supervision of the Separate Account’s management or investments. However, the Delaware Insurance Commissioner regulates BLIC and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.
Non-Principal Risks of Investing in the Policy
Payment of Proceeds. We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner’s check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.
Potential Conflicts of Interest.The Portfolios’ Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.
SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Policies. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid to Computer Sciences Corporation for the period January 1, 2022 through December 31, 2022 was $17,646,514, for the period January 1, 2023 through December 31, 2023 was $16,715,871, and for the period January 1, 2024 through December 31, 2024 was $15,552,762.
Distribution of the Policies
Our affiliate, Brighthouse Securities, LLC (“Distributor”), 11225 North Community House Road, Charlotte, NC 28277, serves as principal underwriter and distributor for the Policies. Prior to March 6, 2017, MetLife Investors Distribution Company (“MLIDC”) was the principal underwriter and distributor. Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor has entered into selling agreements with other broker-dealers (“selling firms”) with respect to the Policies and compensates them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.
The Policies are no longer offered for sale. This is a continuous offering.
SAI-4

The table below shows the amount of commissions paid with respect to the Policies in the years indicated.
Fiscal Year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor after Payments to Selling Firms
2024	$ 952,566	$0
2023	$1,259,161	$0
2022	$1,758,445	$0

As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2024 ranged from $95 to $14,506,319. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.
The following list sets forth the names of selling firms that received additional compensation in 2024 in connection with the sale of our and our affiliates’ variable life policies, variable annuity contracts and other insurance products:

Atria Wealth Solutions
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Avantax Investment Services, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc.
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Concourse Financial Group Securities, Inc.
Copper Financial
CUSO Financial Services, L.P.
Equitable Advisors, LLC
Equity Services, Inc.
Fifth Third Securities, Inc.
First Citizens Investor Services, Inc.
SAI-5

First Heartland Capital, Inc.
First Horizon Advisors, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Grove Point Investments, LLC
GWN Securities Inc.
Independent Financial Group, LLC
Infinex Investments, Inc.
Investacorp Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Brokerage Services LLC
NEXT Financial Group, Inc.
Oakwood Capital Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Park Avenue Securities LLC
Parkland Securities, LLC
PFS Investments Inc.
Raymond James & Associates, Inc.
RBC Wealth Management, LLC
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
UBS Financial Services Inc.
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Vanderbilt Securities, LLC
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
Western International Securities, Inc.
SAI-6

Additional Information about the Operation of the Policies
Payment Options
We pay the Policy’s death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See “Receipt of Communications and Payments at BLIC’s Designated Office.”) The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.
The following payment options are available:
(i)
Single Life Income. We pay proceeds in equal monthly installments for the life of the payee.
(ii)
Single Life Income—10-Year Guaranteed Payment Period. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.
(iii)
Joint and Survivor Life Income. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.
Additional Information about Charges
Group or Sponsored Arrangements
We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A “group arrangement” includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A “sponsored arrangement” includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.
We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.
The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.
Limits to BLIC’S Right to Challenge the Policy
Generally, we can challenge the validity of your Policy or a rider during the insured’s lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured’s lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured’s lifetime from its effective date.
SAI-7

Misstatement of Age or Sex
If we determine, while the insured is still living, that there was a misstatement of age or (if the Policy is not unisex) sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured’s age or sex, the Policy’s death benefit will be the amount which would be bought by the most recent Monthly Cost of Insurance, based on the insured’s correct age and, if the Policy is not unisex, correct sex.
Reports
We will send you an annual statement showing your Policy’s death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.
The shareholder reports for the Portfolios available under your Policy will no longer be sent by mail, effective January 1, 2021, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted online at https://dfinview.com/BHF/PUFT/BHF204.
Personalized Illustrations
We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner’s and/or insured’s characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.
The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.
Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.
SAI-8

Performance Data
We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.
Independent Registered Public Accounting Firm
The financial statements comprising each of the Investment Divisions of Brighthouse Variable Life Account A, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
SAI-9

FINANCIAL STATEMENTS
The financial statements comprising each of the Investment Divisions of the Separate Account and the financial statements of BLIC are incorporated by reference to the submission form type N-VPFS, File No. 811-21851, filed by the Separate Account with the SEC on March 27, 2025.
The financial statements of BLIC should be considered only as a bearing upon the ability of BLIC to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
SAI-10

Part C. Other Information
Item 30. Exhibits
(a)1
Resolution of the Board of Directors of MetLife Investors USA Insurance Company authorizing establishment of the Separate Account (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-131665) filed February 8, 2006.)
(a)2
Resolutions of the Board of Directors of MetLife Investors USA Insurance Company (including Agreement and Plan of Merger attached as Exhibit B to the resolutions) (adopted August 13, 2014) (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(a)3
Resolutions of the Board of Directors of MetLife Insurance Company of Connecticut authorizing acceptance of the Separate Account (adopted September 17, 2014) (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(b)
None
(c)1(i)
Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective November 24, 2009) (Incorporated herein by reference to Exhibit (c)7 to Post-Effective Amendment No. 15 to the MetLife of CT Fund UL III for Variable Life Insurance’s Registration Statement on Form N-6 (File No. 333-71349) filed April 9, 2009.)
(c)1(ii)
Amendment to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (dated August 14, 2014) (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(c)1(iii)
Amendment No. 2 to Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015) (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)
(c)1(iv)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017) (Incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 27 to the Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 5, 2017.)
(c)2(i)
Enterprise Selling Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 3, 2013.)
(c)2(ii)
Form of Brighthouse Securities, LLC Sales Agreement (Incorporated herein by reference Post-Effective Amendment No. 7 to Brighthouse Separate Account A’s Registration Statement on Form N-4, File Nos. 333-209053/811-03365 filed December 14, 2017.)
(c)2(iii)
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 on Form N-6 (File No. 333-200241) filed April 13, 2023.)
(d)1
Flexible Premium Variable Life Policy (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(d)2
Riders (Acceleration of Death Benefit Rider; Accidental Death Benefit Rider; Change to a New Insured Rider; Children’s Term Insurance Rider; Guaranteed Minimum Death Benefit Rider; Guaranteed Survivor Income Benefit Rider; Option to Purchase Additional Insurance Coverage Rider; Overloan Protection Rider; Waiver of Monthly Deduction Rider and Waiver of Specified Premium Rider.) (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(d)3
Merger Endorsement (effective November 14, 2014) (MetLife Investors USA Insurance Company merged into MetLife Insurance Company USA) (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(d)4
Name Change Endorsement (effective March 6, 2017) (5-E132-6) (Incorporated herein by reference to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 5, 2017.)

(e)
Enterprise Application for Policy (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(f)1
Copy of the Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014) (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(f)2
Copy of the By-laws of the Company (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(f)3
Copy of the Certificate of Amendment of Certificate of Incorporation of the Company (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 5, 2017.)
(f)4
Copy of Amended and Restated By-laws of the Company (Incorporated herein by reference to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 5, 2017.)
(g)1
Reinsurance Agreements (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147509) filed April 13, 2012.)
(g)2
Reinsurance Contract Amendments (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-6 (File No. 333-147509) filed April 12, 2013.)
(h)1
Administrative Contract. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 4 to Travelers Fund UL III for Variable Life Insurance’s Registration Statement on Form N-6 (File No. 333-71349 and 811-09215) filed February 14, 2003.)
(h)2(i)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut effective August 31, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 11 to the MetLife of CT Separate Account Nine for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-65926) filed October 31, 2007.)
(h)2(ii)
Amendment dated April 10, 2010 to the Participation Agreement dated August 31, 2007 by and among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 4 to the MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-152189) filed April 4, 2012.)
(h)2(iii)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 5, 2017.)
(h)2(iv)
Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed April 13, 2022.)
(h)3(i)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and The Travelers Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Travelers Fund ABD for Variable Annuities’ Registration Statement on Form N-4 (File No. 033-65343) filed April 6, 2006.)
(h)3(ii)
First Amendment dated May 1, 2009 to the Participation Agreement dated November 1, 2005 by and among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 4 to the MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-152189) filed April 4, 2012.)
(h)3(iii)
Amendment dated April 30, 2010 to the Participation Agreement dated November 1, 2005 by and among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 4 to the MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-152189) filed April 4, 2012.)

(h)3(iv)
Third Amendment to the Participation Agreement with Met Investors Series Trust. (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(h)3(v)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017) (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 5, 2017.)
(h)3(vi)
Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed April 13, 2022.)
(h)4(i)
Fund Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated October 1, 1999 and amendments (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance’s Registration Statement on Form N-6 (File No. 333-71349) filed April 9, 2009.)
(h)4(ii)
Amendment dated April 30, 2010 to the Participation Agreement dated October 1, 1999 between American Funds Insurance Series, Capital Research and Management Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-152194) filed April 5, 2011.)
(h)4(iii)
Amendment to the Participation Agreement with American Funds Insurance Series. (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(h)4(iv)
Eighth Amendment to the Participation Agreement dated May 15, 2015 among American Funds Insurance Series, Capital Research and Management Company, American Funds Distributors, Inc. and MetLife Insurance Company USA (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)
(h)4(v)
Ninth Amendment to the Participation Agreement dated November 19, 2014 among American Funds Insurance Series, Capital Research and Management Company, American Funds Distributors, Inc. and MetLife Insurance Company USA (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)
(h)4(vi)
Tenth Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (03-06-17) (Incorporated herein by reference to Exhibit 8(e)(v) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 25, 2018.)
(h)4(vii)
Eleventh Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective 08-17-21). (Incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed April 13, 2022.)
(h)5(i)
Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., The Travelers Insurance Company, The Travelers Life and Annuity Company and Travelers Distribution LLC dated May 1, 2004 and amendments (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance’s Registration Statement on Form N-6 (File No. 333-71349) filed April 09, 2009.)
(h)5(ii)
Amendment No.5 dated October 5, 2010 to the Amended and Restated Participation Agreement dated May 1, 2004 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No 333-152189) filed April 5, 2011.)
(h)5(iii)
Addendum to the Participation Agreement effective May 1, 2011 Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective

Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No 333-152189) filed April 4, 2012.)
(h)5(iv)
Amendment dated January 15, 2013 to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File No. 333-101778) filed April 3, 2013.)
(h)5(v)
Amendment to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(h)5(vi)
Amendment to the Participation Agreement dated August 1, 2014 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File No. 333-101778, filed April 6, 2016.)
(h)5(vii)
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC (03-06-17). (Incorporated herein by reference to Exhibit 8(i)(vi) to Post-Effective Amendment No. 28 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 25, 2018.)
(i)
None
(j)
None
(k)
Opinion and Consent of Nancy H. Badeer, Esq. as to the legality of the securities being registered (Incorporated herein by reference to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)
(l)
Actuarial Consent (Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed April 13, 2016.)
(m)
Calculation Exhibit (Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-6 (File No. 333-200241) filed April 13, 2016.)
(n)
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
(o)
None
(p)
None
(q)
None
(r)
None
(s)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Richard A. Cook and Gianna H. Figaro-Sterling. (Filed herewith.)
ITEM 31.Directors and Officers of the Depositor
The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant’s Separate Account or the Contracts, and for executive officers including the Depositor’s president, secretary, treasurer, and vice presidents who have authority to act as president in the president’s absence.
Name and Principal Business Address	Positions and Offices with Insurance Company
Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele Abate 11225 North Community House Road Charlotte, NC 28277	Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Leda DeBarba 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

Andrew DeRosa 11225 North Community House Road Charlotte, NC 28277	Vice President

Devon DiBenedetto 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

David Dooley 11225 North Community House Road Charlotte, NC 28277	Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

James Grady 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 11225 North Community House Road Charlotte, NC 28277	Chief Derivatives Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President

Philip Melville 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Risk Officer

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Rosemary Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 11225 North Community House Road Charlotte, NC 28277	Vice President

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 11225 North Community House Road Charlotte, NC 28277	Vice President

Marc Pucci 11225 North Community House Road Charlotte, NC 28277	Vice President

Matthew Sheperd 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristi Slavin 11225 North Community House Road Charlotte, NC 28277	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Michael Villella 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Brighthouse Life Insurance Company (“BLIC” or the “Depositor”) under Delaware insurance law. The Depositor is an indirect subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2024
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2024.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		d.		Brighthouse Assignment Company (CT)
		e.		Euro TL Investments LLC (DE)
		f.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company, LLC (DE)
		g.		Euro TI Investments LLC (DE)
		h.		TLA Holdings II LLC (DE)
		i.		BLIC Property Ventures, LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)
Item 33. Indemnification
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Policies.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of Brighthouse, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a)
Brighthouse Securities, LLC is the principal underwriter for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Policies. The following persons are the officers and directors of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.
Name and Principal Business Office	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Manager

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Richard Cook 11225 North Community House Road Charlotte, NC 28277	Vice President

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Derivatives Officer

John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Tiffanie Moore 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

James Painter, Jr. 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Kristin Prohonic 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer
(c)
Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$952,566	$0	$0	$0

Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Policies.
Item 35. Location of Accounts and Records
Omitted.
Item 36. Management Services
Not applicable.
Item 37. Fee Representation
Brighthouse Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Brighthouse Life Insurance Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina, on this 4th day of April, 2025.
Brighthouse Variable Life Account A (Registrant)
By:	Brighthouse Life Insurance Company
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

By:	Brighthouse Life Insurance Company
(Depositor)
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons, in the capacities indicated, on April 4, 2025.
/s/ Eric Steigerwalt*	Chairman of the Board, President, Chief Executive Officer and a Director
Eric Steigerwalt

/s/ Myles Lambert*	Director
Myles Lambert

/s/ David A. Rosenbaum*	Director
David A. Rosenbaum

/s/ Jonathan Rosenthal*	Director
Jonathan Rosenthal

/s/ Edward A. Spehar*	Director, Vice President and Chief Financial Officer
Edward A. Spehar

/s/ Richard A. Cook*	Vice President and Chief Accounting Officer
Richard A. Cook

/s/ Gianna H. Figaro-Sterling*	Vice President and Controller
Gianna H. Figaro-Sterling

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact April 4, 2025
*
Brighthouse Life Insurance Company. Executed by Michele H. Abate on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(n)
Consent of Independent Registered Public Accounting Firm
(s)
Powers of Attorney